UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT
                     Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934




                          November 13, 2003
______________________________________________________________________________
            Date of Report (Date of earliest event reported)




                     Staten Island Bancorp, Inc.
______________________________________________________________________________
           (Exact Name of Registrant as Specified in Charter)




          Delaware                    1-13503                    13-3958850
______________________________________________________________________________
(State or Other Jurisdiction  (Commission File Number)          (IRS Employer
of Incorporation)                                          Identification No.)




1535 Richmond Avenue, Staten Island, New York                       10314
______________________________________________________________________________
 (Address of Principal Executive Offices)                        (Zip Code)




                              (718) 447-8880
______________________________________________________________________________
           (Registrant's telephone number, including area code)



                              Not Applicable
______________________________________________________________________________
      (Former Name or Former Address, if Changed Since Last Report)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          -------------------------------------------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

     The following exhibit is furnished herewith:


     Exhibit Number           Description
     --------------           -----------

     99.1                     Press Release dated November 13, 2003.



Item 9.   Regulation FD Disclosure.
          -------------------------

     On November 13, 2003, Staten Island Bancorp, Inc. issued the press release attached hereto as Exhibit 99.1, and incorporated herein by reference.

     The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.
























                                     2

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   STATEN ISLAND BANCORP, INC.



Date: November 13, 2003            By: /s/ Harry P. Doherty
                                      -------------------------------------
                                      Harry P. Doherty
                                      Chairman and Chief Executive Officer